UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number  811-22442
                                                     -----------

                    First Trust High Income Long/Short Fund
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
   --------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
   --------------------------------------------------------------------------
                    (Name and address of agent for service)


        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                      Date of fiscal year end:  October 31
                                               ------------

                   Date of reporting period:   April 30, 2011
                                             ------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

First Trust
High Income
Long/Short Fund

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2011

TABLE OF CONTENTS



                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2011

Shareholder Letter............................................................ 1

At A Glance................................................................... 2

Portfolio Commentary.......................................................... 3

Portfolio of Investments...................................................... 5

Statement of Assets and Liabilities...........................................15

Statement of Operations.......................................................16

Statements of Changes in Net Assets...........................................17

Statement of Cash Flows.......................................................18

Financial Highlights..........................................................19

Notes to Financial Statements.................................................20

Additional Information........................................................27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

SHAREHOLDER LETTER

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2011


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust High Income Long/Short Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, the markets have been recovering from their lows of 2008-2009, bringing relief to economists and investors alike.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen
---------------------
James A. Bowen
President of First Trust High Income Long/Short Fund

FIRST TRUST HIGH INCOME LONG/SHORT FUND
"AT A GLANCE"
AS OF APRIL 30, 2011 (UNAUDITED)

FUND STATISTICS
Symbol on NYSE Amex                                                  FSD
Common Share Price                                                $19.14
Common Share Net Asset Value ("NAV")                              $20.12
Premium (Discount) to NAV                                        (4.87)%
Net Assets Applicable to Common Shares                      $725,350,539
Current Monthly Distribution per Common Share (1)                $0.1335
Current Annualized Distribution per Common Share                 $1.6020
Current Distribution Rate on Closing Common Share Price (2)        8.37%
Current Distribution Rate on NAV (2)                               7.96%
------------------------------------------------------------------------

COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

               Common Share Price      NAV
9/10                 20.00            19.07
                     20.15            19.07
                     20.01            19.22
                     20.10            19.32
                     20.02            19.41
10/10                20.01            19.57
                     20.06            19.81
                     19.64            19.72
                     19.23            19.52
11/10                19.10            19.34
                     19.10            19.22
                     18.64            19.34
                     18.16            19.35
                     18.60            19.46
12/10                18.16            19.43
                     18.79            19.72
                     18.86            19.86
                     19.03            19.90
1/11                 18.96            19.99
                     19.10            20.09
                     19.39            20.18
                     19.45            20.25
2/11                 18.89            20.13
                     18.97            20.04
                     18.70            19.94
                     18.66            19.79
3/11                 18.87            19.94
                     18.89            19.90
                     18.91            20.08
                     18.92            20.03
                     19.11            20.06
4/11                 19.14            20.12


PERFORMANCE

                                                                 Cumulative Total Return
                                               6 Months Ended     Inception (9/27/2010)
                                                  4/30/2011           to 4/30/2011
FUND PERFORMANCE (3)
NAV                                                 6.49%                 9.11%
Market Value                                       -0.93%                -0.88%
INDEX PERFORMANCE
Bank of America Merrill Lynch U.S. High Yield
    Master II Constrained Index                     6.16%                 9.20%



                                           % OF LONG-TERM
INDUSTRY CLASSIFICATION                      INVESTMENTS
Services                                        19.44%
Banking                                         10.89
Basic Industry                                  10.20
Energy                                           9.57
Financial Services                               7.56
Insurance                                        7.06
Capital Goods                                    6.83
Automotive                                       5.70
Telecommunications                               4.47
Technology & Electronics                         4.12
Utility                                          4.04
Healthcare                                       2.50
Media                                            2.49
Asset-Backed Securities                          1.89
Consumer Cyclical                                1.24
Mortgage-Backed Securities                       1.19
Real Estate                                      0.42
Consumer Non-Cyclical                            0.39
------------------------------------------------------
                                 Total         100.00%
                                               -------

                                           % OF LONG-TERM
ASSET CLASSIFICATION                         INVESTMENTS
Corporate Bonds and Notes                       78.26%
Foreign Bonds and Notes                         13.93
Senior Floating-Rate Loan Interests              3.21
Asset-Backed Securities                          2.31
Common Stocks                                    1.18
Collateralized Mortgage Obligations              0.77
Warrants                                         0.34
------------------------------------------------------
                                 Total         100.00%
                                               -------

                                              % OF LONG
                                            FIXED-INCOME
CREDIT QUALITY (4)                           INVESTMENTS
BBB- and above                                  18.03%
BB                                              33.47
B                                               41.21
CCC and below                                    6.86
NR                                               0.43
------------------------------------------------------
                                 Total         100.00%
                                               -------


                                             % OF TOTAL
COUNTRY EXPOSURE                             INVESTMENTS
United States                                   85.00%
United Kingdom                                   3.53
Netherlands                                      2.78
Canada                                           2.25
Germany                                          1.76
Luxembourg                                       1.42
Australia                                        0.96
Liberia                                          0.64
Ireland                                          0.52
Finland                                          0.44
Bermuda                                          0.36
Cayman Islands                                   0.29
France                                           0.05
------------------------------------------------------
                                 Total         100.00%
                                               -------

(1) Most recent distribution paid or declared through 4/30/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

                              PORTFOLIO COMMENTARY

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND - FSD
                                 APRIL 30, 2011

                                  SUB-ADVISOR

MacKay Shields LLC is a registered investment advisor founded in 1938, and is sub-advisor to First Trust High Income Long/Short Fund (the "Fund"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of April 30, 2011, MacKay Shields had approximately $56.5 billion in assets under management.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
The Fund commenced trading on September 30, 2010. The Fund's primary investment objective is to provide current income. As a secondary objective, the Fund seeks capital appreciation. The Fund is designed to give investors a portfolio for varying market cycles and economic conditions. In an expanding economy, the strategy of buying U.S. and foreign (including emerging markets) high-yield corporate securities that are rated below investment-grade is designed to generate monthly income and capital appreciation (total return over the long term). However, if the market takes a downturn, the "short" strategy of having sold borrowed securities that the High Yield Active Core investment team ("Investment Team") of MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") believes could decline in price, may help lessen the impact of a significant net asset value decline.

                           PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD
SENIOR MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER, GLOBAL FIXED INCOME DIVISION Mr. Roberts has 34 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields when the firm acquired the fixed-income assets of Pareto Partners.

LOUIS N. COHEN, CFA
MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION
Mr. Cohen has 33 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 when the firm acquired the fixed-income assets of Pareto Partners.

MICHAEL KIMBLE, CFA
MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION
Mr. Kimble has 27 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 when the firm acquired the fixed-income assets of Pareto Partners.

TAYLOR WAGENSEIL
MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION
Mr. Wagenseil has 32 years of investment experience. During his career, Mr. Wagenseil has served as a specialist in troubled loan workouts and recoveries. He headed a High Yield Commercial Paper Research department and has been a managing director of a Financial Restructuring Group. He was a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and an MBA (finance) from the Harvard Business School. Mr. Wagenseil joined MacKay Shields in October 2004 after the firm acquired the fixed-income assets of Pareto Partners.

MARKET RECAP
The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index gained 6.16% over the last six months ending April 30, 2011. The recovery and expected future growth have propelled risk asset classes higher. The S&P 500 Index rose 16.36%, the MSCI EAFE Index jumped 12.71%, while the small-cap Russell 2000 Index rose 23.73%. On the other end of the spectrum, the 10-year U.S. Treasury declined 3.87% as the yield increased 66 basis points (bps). The investment-grade bond market was essentially flat as measured by the Barclays Aggregate (+0.02%) and the Barclays U.S. Credit Index of investment grade-corporate bonds was up slightly, 0.56%.

The economic recovery and financial market rally continued during the six months ended April 30, 2011, overcoming several significant geopolitical events. In November, there was substantial apprehension about the health of marginal European sovereigns when Ireland requested a bailout. This resurfaced in April when Portugal requested a bailout as well. In the interim, the world witnessed a revolution in Tunisia, a civil war that continues in Libya, and unrest that has spread across many countries in the Middle East. This turmoil has contributed to a rise in oil prices, although supply has not been reduced in any meaningful amount. In March, Japan experienced an historic earthquake and resulting tsunami; the lasting concern is the meltdown at the Fukushima Daiichi nuclear reactor and its radiation leaks.

However, these sizable events were not sufficient enough to overwhelm global growth. Corporate health remains very strong with solid balance sheets, high cash levels, refinanced debt structures and record profits. Companies continued to report record earnings during the period, with the majority exceeding expectations. Unemployment may trend lower. Retail sales have been above expectations. U.S. GDP growth forecasts were very bullish at the beginning of the year, but have come in somewhat due to the aforementioned events. These forecasts remain firmly positive and the consensus is that GDP growth will accelerate later this year. Furthermore, many commodity prices started to decline during the period.

The market value of the global high yield market reached a record $1.3 trillion in April 2011. Although strong performance has played a role, new issuance that continues on a record-setting pace is the principal explanation. Recently, there has been much attention focused on the declining credit quality of new issuance. While it is true that credit quality is declining (CCC's totaled 27% of April's new issuance), this loosening of credit standards is typical of the cycle. Coming out of a recession, only the strongest issuers have market access, and then standards start to loosen from there. We believe that the overall credit quality of the market is still considerably better than it was in 2006 and 2007, when credit standards were somewhat less stringent. It is helpful to note that refinancing is still the dominant use of proceeds (63%) rather than speculative or acquisition-related financing.

Market performance was led by lower-rated issues as overall spreads in the high-yield market declined modestly. The lowest-rated securities typically lead the market during rallies. The top-performing sectors during the period were technology, real estate, and insurance. The lagging sectors were consumer non-cyclicals, healthcare and autos.

PERFORMANCE ANALYSIS
The Fund outperformed its benchmark for the for the six-month period ending April 30, 2011, with a net asset value ("NAV") return1 of 6.49% compared with the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, which returned 6.16%. For the period, the Fund traded from a premium to NAV of 2.25% to a discount to NAV of 4.87%, resulting in a market value total return1 of -0.93%. The Treasury short significantly helped performance during the period as the value of these assets fell. During the period, we also initiated a short position in Ally Financial as part of a capital structure arbitrage strategy in which the Fund also has a long position in the same company. The Fund's overweight allocation to insurance and gaming companies helped the portfolio during the period because these industries outperformed the market. The most significant positive individual contributors were Springleaf Financial, AIG, SLM Holdings, Egg Banking, Clear Channel and Harrah's. However, the Fund's exposure to automakers and airlines was a drag on performance as these industries underperformed the market. The most significant laggards in the portfolio were General Motors, CHC Helicopter, Iron Mountain, Compton Petroleum and Citizens Communications.

We continue to be comfortable with the Fund's positioning and there have been no material adjustments in terms of beta or sector allocations in the past six months.

MARKET AND FUND OUTLOOK
In the long run, we are concerned that accommodative monetary policy will lead to high inflation. In the short run, however, we think that high unemployment and excess capacity mitigate this risk. Ironically, another key threat, high oil prices, tends to lower the threat of inflation to the extent that it slows down the economy. In summary, accommodative monetary policy, coupled with high oil prices and consumers struggling to pay down debt, seems to be producing the best of all worlds for high-yield spreads. Growth is sluggish enough to keep interest rates and inflation low, but strong enough to keep default rates low and corporations healthy. While such economic and market conditions continue, which we expect for the foreseeable future, we believe that spreads of 476 bps (as of April 30) will look increasingly attractive and have the potential to continue to compress. It is worth pointing out that the record tight spread for the high-yield market was 241 bps in 2007. Although we may not see that record tight spread during this market cycle, we are currently at the historical median of
478. In order to take advantage of any further spread tightening, we intend to maintain the Fund's current position with a beta slightly above the market.

------------------------

1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a)
APRIL 30, 2011 (UNAUDITED)

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   ------     --------    -------------

CORPORATE BONDS AND NOTES - 95.6%

               AUTOMOTIVE - 3.7%
$   2,376,000  Ford Motor Co. .................................................    9.22%     09/15/21    $   2,829,509
      553,000  Ford Motor Co. .................................................    8.90%     01/15/32          651,433
    3,000,000  Ford Motor Co. (b)..............................................    7.75%     06/15/43        3,212,676
    2,480,000  Ford Motor Co. .................................................    9.98%     02/15/47        3,097,163
   21,000,000  General Motors Unsecured Claim Trust Units (c)..................     N/A         N/A            630,000
    6,000,000  Goodyear Tire & Rubber (The) Co. (b)............................   10.50%     05/15/16        6,825,000
    3,500,000  Navistar International Corp. (b)................................    8.25%     11/01/21        3,920,000
    5,000,000  Pinafore, Inc., LLC (d).........................................    9.00%     10/01/18        5,487,500
                                                                                                         -------------
                                                                                                            26,653,281
                                                                                                         -------------

               BANKING - 6.8%
   22,000,000  Ally Financial, Inc. (d)........................................    7.50%     09/15/20       24,090,000
    8,727,000  BAC Capital Trust XIV (b) (e)...................................    5.63%     09/29/49        6,828,878
    6,500,000  Capital One Capital III (b).....................................    7.69%     08/15/36        6,719,375
    6,000,000  Deutsche Postbank Funding Trust IV (EUR) (e)....................    5.98%     06/29/49        7,598,311
    4,000,000  Fifth Third Capital Trust IV (b) (e)............................    6.50%     04/15/37        3,950,000
                                                                                                         -------------
                                                                                                            49,186,564
                                                                                                         -------------

               BASIC INDUSTRY - 8.9%
    9,000,000  Associated Materials LLC (d)....................................    9.13%     11/01/17        9,708,750
    3,500,000  Boise Cascade LLC (b)...........................................    7.13%     10/15/14        3,508,750
    3,635,000  Boise Paper Holdings LLC/Boise Finance Co. (b)..................    9.00%     11/01/17        4,066,656
    1,357,000  Century Aluminum Co. (b)........................................    8.00%     05/15/14        1,419,761
    4,000,000  Cloud Peak Energy Resources Corp., LLC (b)......................    8.25%     12/15/17        4,400,000
    6,500,000  Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (b)....    8.88%     02/01/18        7,085,000
    7,510,000  Huntsman International LLC (d)..................................    8.63%     03/15/21        8,467,525
    1,145,000  Huntsman International LLC .....................................    8.63%     03/15/21        1,290,988
    3,500,000  Lyondell Chemical Co. (b).......................................   11.00%     05/01/18        3,972,500
    5,000,000  Momentive Performance Materials, Inc. (d).......................    9.00%     01/15/21        5,400,000
    4,000,000  Polypore International, Inc. (d)................................    7.50%     11/15/17        4,257,500
    3,500,000  Texas Industries, Inc. (b)......................................    9.25%     08/15/20        3,788,750
    4,000,000  USG Corp. (b)...................................................    6.30%     11/15/16        3,840,000
    3,500,000  Vertellus Specialties, Inc. (d).................................    9.38%     10/01/15        3,692,500
                                                                                                         -------------
                                                                                                            64,898,680
                                                                                                         -------------

               CAPITAL GOODS - 7.3%
    3,400,000  Alliant Techsystems, Inc. (b)...................................    6.75%     04/01/16        3,536,000
    3,400,000  Alliant Techsystems, Inc. (b)...................................    6.88%     09/15/20        3,587,000
    6,390,000  American Railcar Industries, Inc. (b)...........................    7.50%     03/01/14        6,597,675
    3,850,000  BE Aerospace, Inc. (b)..........................................    6.88%     10/01/20        4,071,375
    5,000,000  Manitowoc (The), Inc., Co. (b)..................................    8.50%     11/01/20        5,500,000
    1,860,000  Mueller Water Products, Inc. ...................................    7.38%     06/01/17        1,855,350
    7,500,000  Reynolds Group Issuer, Inc., LLC (d)............................    8.50%     05/15/18        7,762,500
    7,500,000  Terex Corp. (b).................................................    8.00%     11/15/17        7,968,750
    6,500,000  Transdigm, Inc. (d).............................................    7.75%     12/15/18        7,036,250
    4,650,000  Triumph Group, Inc. (b).........................................    8.63%     07/15/18        5,167,312
                                                                                                         -------------
                                                                                                            53,082,212
                                                                                                         -------------

                       See Notes to Financial Statements                  Page 5

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   ------     --------    -------------

CORPORATE BONDS AND NOTES - (CONTINUED)

               CONSUMER CYCLICAL - 1.5%
$   3,250,000  ACCO Brands Corp. (b)...........................................   10.63%     03/15/15    $   3,680,625
    3,500,000  Neiman Marcus Group (The), Inc. ................................    9.00%     10/15/15        3,683,750
    3,500,000  Phillips-Van Heusen Corp. (b)...................................    7.38%     05/15/20        3,806,250
                                                                                                         -------------
                                                                                                            11,170,625
                                                                                                         -------------

               CONSUMER NON-CYCLICAL - 0.5%
    3,170,000  Libbey Glass, Inc...............................................   10.00%     02/15/15        3,479,075
                                                                                                         -------------

               ENERGY - 8.9%
    3,974,000  Berry Petroleum Co. (b).........................................    6.75%     11/01/20        4,132,960
    6,500,000  Chesapeake Energy Corp. (b).....................................    9.50%     02/15/15        7,856,875
    3,250,000  Denbury Resources, Inc. (b).....................................    8.25%     02/15/20        3,640,000
    1,150,000  Ferrellgas Finance Corp., L.P. (b)..............................    9.13%     10/01/17        1,293,750
    3,000,000  Ferrellgas L.P./Ferrellgas Finance Corp. (d)....................    6.50%     05/01/21        2,955,000
      800,000  Frontier Oil Corp. .............................................    6.88%     11/15/18          840,000
    4,000,000  Geokinetics Holdings USA, Inc. (b)..............................    9.75%     12/15/14        3,960,000
    4,625,000  Helix Energy Solutions Group, Inc. (b) (d)......................    9.50%     01/15/16        4,925,625
    3,494,000  Hilcorp Energy I L.P./Hilcorp Finance Co. (d)...................    9.00%     06/01/16        3,668,700
    4,000,000  Hornbeck Offshore Services, Inc. (b)............................    8.00%     09/01/17        4,150,000
    7,500,000  Linn Energy LLC/Linn Energy Finance Corp. (b)...................    8.63%     04/15/20        8,325,000
    3,500,000  Markwest Energy Partners L.P./Markwest Energy Finance Corp. (b).    8.75%     04/15/18        3,876,250
    5,500,000  PHI, Inc. (b)...................................................    8.63%     10/15/18        5,871,250
    5,000,000  Regency Energy Partners L.P./Regency Energy Finance Corp. (b)...    9.38%     06/01/16        5,712,500
    3,425,000  Targa Resources Partners L.P./Targa Resources Partners Finance
                 Corp. (d) ....................................................    7.88%     10/15/18        3,630,500
                                                                                                         -------------
                                                                                                            64,838,410
                                                                                                         -------------

               FINANCIAL SERVICES - 9.4%
   19,500,000  CIT Group, Inc. (e) ............................................    7.00%     05/01/17       19,707,187
   10,500,000  GE Capital Trust IV (EUR) (e)...................................    4.63%     09/15/66       14,152,411
      410,000  General Electric Capital Corp. (EUR) (e)........................    5.50%     09/15/67          576,909
    7,500,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. (b)......    8.00%     01/15/18        7,781,250
    8,000,000  SLM Corp. (b)...................................................    8.00%     03/25/20        8,872,928
   18,000,000  Springleaf Finance Corp. .......................................    6.90%     12/15/17       16,965,000
                                                                                                         -------------
                                                                                                            68,055,685
                                                                                                         -------------

               HEALTHCARE - 3.1%
    5,880,000  Alere, Inc. (b).................................................    9.00%     05/15/16        6,335,700
    3,207,000  Bausch & Lomb, Inc. (b).........................................    9.88%     11/01/15        3,471,578
    5,600,000  HCA Holdings, Inc. (d)..........................................    7.75%     05/15/21        5,880,000
    3,415,000  HCA, Inc. (b)...................................................    6.50%     02/15/16        3,525,987
    3,200,000  Mylan, Inc. (d).................................................    6.00%     11/15/18        3,292,000
                                                                                                         -------------
                                                                                                            22,505,265
                                                                                                         -------------

               INSURANCE - 7.3%
    2,450,000  American International Group, Inc. (EUR) (e)....................    8.00%     05/22/38        3,683,256
    1,850,000  American International Group, Inc. (EUR) (e)....................    4.88%     03/15/67        2,288,010
    3,050,000  American International Group, Inc. (GBP) (e)....................    8.63%     05/22/38        5,349,267
   10,950,000  American International Group, Inc. (GBP) (e)....................    5.75%     03/15/67       15,912,503


Page 6                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   ------     --------    -------------

CORPORATE BONDS AND NOTES - (CONTINUED)

               INSURANCE (CONTINUED)
$   5,000,000  CHUBB Corp. (b) ................................................    6.38%     03/29/67    $   5,375,000
   11,000,000  Glen Meadow Pass Through Trust (d) (e) .........................    6.51%     02/12/67       10,120,000
    6,500,000  Liberty Mutual Group, Inc. (d) (e)..............................    7.00%     03/15/37        6,410,053
    2,000,000  Lincoln National Corp. (b) (e)..................................    7.00%     05/17/66        2,087,600
    1,800,000  Lincoln National Corp. (b) (e)..................................    6.05%     04/20/67        1,804,500
                                                                                                         -------------
                                                                                                            53,030,189
                                                                                                         -------------
               MEDIA - 3.1%
    6,000,000  CCH II LLC/CCH II Capital Corp..................................   13.50%     11/30/16        7,267,500
    3,500,000  Cequel Communications Holdings I LLC/Cequel Capital Corp. (d) ..    8.63%     11/15/17        3,771,250
    4,851,000  Clear Channel Communications, Inc. .............................    5.50%     12/15/16        3,589,740
    7,000,000  Clear Channel Worldwide Holdings, Inc. .........................    9.25%     12/15/17        7,813,750
                                                                                                         -------------
                                                                                                            22,442,240
                                                                                                         -------------
               SERVICES - 21.9%
    5,324,872  American Airlines Pass Through Trust 2001-01 ...................    7.38%     05/23/19        4,978,755
    5,782,739  American Airlines Pass Through Trust 2001-01 ...................    6.98%     05/23/21        5,030,983
    3,500,000  ARAMARK Corp. (b)...............................................    8.50%     02/01/15        3,670,625
    2,000,000  Ashtead Capital, Inc. (d).......................................    9.00%     08/15/16        2,120,000
    5,500,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (b)........    9.63%     03/15/18        6,132,500
    1,426,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (b)........    8.25%     01/15/19        1,522,255
    6,500,000  Beazer Homes USA, Inc. (b)......................................    8.13%     06/15/16        6,451,250
    6,566,017  Continental Airlines 2003-ERJ1 Pass Through Trust ..............    7.88%     07/02/18        6,434,697
    2,911,261  Continental Airlines 2005-ERJ1 Pass Through Trust ..............    9.80%     04/01/21        3,071,381
    2,894,760  Delta Air Lines 2009-1 Series B Pass Through Trust .............    9.75%     12/17/16        3,068,446
    7,000,000  Delta Air Lines, Inc. (d).......................................   12.25%     03/15/15        7,892,500
    6,786,000  EnergySolutions, Inc., LLC (d)..................................   10.75%     08/15/18        7,566,390
    9,000,000  Harrah's Operating, Inc., Co. (b)...............................   10.00%     12/15/18        8,493,750
    8,000,000  Hertz Corp (The) (d)............................................    7.50%     10/15/18        8,440,000
    5,250,000  Iron Mountain, Inc. (b).........................................    8.38%     08/15/21        5,617,500
    5,000,000  K Hovnanian Enterprises, Inc. (b)...............................   10.63%     10/15/16        5,350,000
    3,500,000  Kar Auction Services, Inc. (b)..................................    8.75%     05/01/14        3,626,875
    8,000,000  MGM Resorts International (b)...................................   11.13%     11/15/17        9,340,000
    3,839,654  Northwest Airlines 2001-1 Class B Pass Through Trust ...........    7.69%     04/01/17        3,878,050
    5,500,000  Pinnacle Entertainment, Inc. (b)................................    7.50%     06/15/15        5,637,500
    1,780,000  Pulte Group, Inc. ..............................................    7.63%     10/15/17        1,851,200
    4,570,000  Pulte Group, Inc. ..............................................    7.88%     06/15/32        4,227,250
    5,000,000  Railamerica, Inc. (b)...........................................    9.25%     07/01/17        5,587,500
    5,500,000  Standard Pacific Corp. (b)......................................    8.38%     05/15/18        5,720,000
    4,579,027  UAL 2009-2B Pass Through Trust (d)..............................   12.00%     01/15/16        5,014,034
    7,000,000  United Air Lines, Inc. (d)......................................   12.00%     11/01/13        7,612,500
    5,150,000  United Rentals North America, Inc. (b)..........................    9.25%     12/15/19        5,845,250
    2,500,000  United Rentals North America, Inc. (b)..........................    8.38%     09/15/20        2,675,000
    7,211,144  US Airways 2000-3C Pass Through Trust ..........................    8.39%     03/01/22        6,562,141
    5,000,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b).............    7.88%     05/01/20        5,525,000
                                                                                                         -------------
                                                                                                           158,943,332
                                                                                                         -------------


                       See Notes to Financial Statements                  Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   ------     --------    -------------

CORPORATE BONDS AND NOTES - (CONTINUED)

               TECHNOLOGY & ELECTRONICS - 4.5%
$   5,500,000  Alcatel-Lucent USA, Inc. (b) ...................................    6.45%     03/15/29    $   5,032,500
    5,675,000  Commscope, Inc. (d) ............................................    8.25%     01/15/19        6,001,312
    9,050,000  First Data Corp. (d) ...........................................    8.88%     08/15/20        9,955,000
   10,000,000  Freescale Semiconductor, Inc. (d)...............................   10.13%     03/15/18       11,412,500
                                                                                                         -------------
                                                                                                            32,401,312
                                                                                                         -------------

               TELECOMMUNICATIONS - 4.4%
    7,000,000  Frontier Communications Corp. (b) ..............................    9.00%     08/15/31        7,245,000
    3,500,000  MetroPCS Wireless, Inc. (b) ....................................    7.88%     09/01/18        3,788,750
   10,000,000  Sprint Capital Corp. (b) .......................................    8.75%     03/15/32       11,000,000
    6,000,000  Sprint Nextel Corp. (b).........................................    9.25%     04/15/22        6,457,500
    3,250,000  Viasat, Inc. ...................................................    8.88%     09/15/16        3,514,063
                                                                                                         -------------
                                                                                                            32,005,313
                                                                                                         -------------

               UTILITY - 4.3%
    7,500,000  Calpine Corp. (d) ..............................................    7.88%     07/31/20        8,118,750
    6,623,000  Edison Mission Energy (b) ......................................    7.63%     05/15/27        4,950,693
   11,000,000  Energy Future Intermediate Holding Co., LLC/Energy Future
                     Intermediate Holding Finance, Inc. .......................   10.00%     12/01/20       11,880,880
    3,500,000  NRG Energy, Inc. (b)............................................    8.25%     09/01/20        3,701,250
    2,150,000  Texas Competitive Electric Holdings Co. LLC/Texas Competitive
                     Electric Holdings Finance, Inc. (d).......................   11.50%     10/01/20        2,219,875
                                                                                                         -------------
                                                                                                            30,871,448
                                                                                                         -------------
               TOTAL CORPORATE BONDS AND NOTES ......................................................      693,563,631
               (Cost $663,877,889)                                                                       -------------



  PRINCIPAL
    VALUE
   (LOCAL                                                                         STATED      STATED         VALUE
  CURRENCY)                              DESCRIPTION                              COUPON     MATURITY    (US DOLLARS)
-------------  ----------------------------------------------------------------   ------     --------    -------------

FOREIGN CORPORATE BONDS AND NOTES - 18.7%

               BANKING - 6.2%
    6,500,000  ABN AMRO Bank N.V. (EUR) (e) ...................................    4.31%     03/29/49        7,942,679
      500,000  Egg Banking PLC (GBP) (e) ......................................    6.88%     12/29/21          819,629
    7,829,000  Egg Banking PLC (GBP) (e) ......................................    7.50%     05/29/49       12,891,850
    5,110,000  HT1 Funding GmbH (EUR) (e)......................................    6.35%     07/29/49        6,319,855
    3,300,000  IKB Deutsche Industriebank AG (EUR) (f).........................    1.99%     05/28/13        3,763,608
      175,000  IKB Deutsche Industriebank AG (EUR) ............................    4.50%     07/09/13          224,209
    2,100,000  Mizuho Capital Investment, Ltd. (USD) (b) (d) (e)...............   14.95%     12/29/49        2,645,055
    7,344,000  Northern Rock Asset Management PLC (GBP) .......................    9.38%     10/17/21       10,733,611
                                                                                                         -------------
                                                                                                            45,340,496
                                                                                                         -------------


Page 8                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)

  PRINCIPAL
    VALUE
   (LOCAL                                                                         STATED      STATED         VALUE
  CURRENCY)                              DESCRIPTION                              COUPON     MATURITY    (US DOLLARS)
-------------  ----------------------------------------------------------------   ------     --------    -------------

FOREIGN CORPORATE BONDS AND NOTES - (CONTINUED)

               BASIC INDUSTRY - 3.7%
    4,500,000  Aperam (USD) (d) ...............................................    7.38%     04/01/16    $   4,657,500
    4,785,000  FMG Resources Pty, Ltd. (USD) (d) ..............................    7.00%     11/01/15        5,072,100
    1,000,000  INEOS Finance PLC (EUR) ........................................    9.25%     05/15/15        1,610,753
    4,000,000  INEOS Group Holdings PLC (EUR) .................................    7.88%     02/15/16        5,924,609
    5,000,000  Novelis, Inc. (USD) ............................................    8.75%     12/15/20        5,612,500
    4,200,000  Stora Enso Oyj (USD) (d)........................................    7.25%     04/15/36        4,016,250
                                                                                                         -------------
                                                                                                            26,893,712
                                                                                                         -------------
               CAPITAL GOODS - 1.1%
    3,000,000  Ardagh Packaging Finance (EUR) .................................    9.25%     10/15/20        4,743,390
    3,451,000  Boart Longyear Management Pty., Ltd. (USD) (d) .................    7.00%     04/01/21        3,589,040
                                                                                                         -------------
                                                                                                             8,332,430
                                                                                                         -------------
               ENERGY - 2.1%
    9,400,000  CHC Helicopter S.A. (USD) (d) ..................................    9.25%     10/15/20        9,259,000
      437,000  Cie Generale de Geophysique-Veritas (USD) ......................    7.50%     05/15/15          449,018
    2,000,000  Compton Petroleum Finance Corp. (USD) (b) ......................   10.00%     09/15/17        1,500,000
    3,861,000  Precision Drilling Corp. (USD) (b) (d) .........................    6.63%     11/15/20        4,005,787
                                                                                                         -------------
                                                                                                            15,213,805
                                                                                                         -------------
               INSURANCE - 1.4%
    5,000,000  ING Groep N.V. (GBP) (e) .......................................    5.14%     03/29/49        7,203,346
    3,500,000  Oil Insurance Ltd. (USD) (d) (e) ...............................    7.56%     12/29/49        3,288,306
                                                                                                         -------------
                                                                                                            10,491,652
                                                                                                         -------------
               SERVICES - 1.6%
    5,250,000  Hapag-Lloyd AG (USD) (d) .......................................    9.75%     10/15/17        5,630,625
    5,755,000  Royal Caribbean Cruises Ltd. (USD) (b) .........................    7.50%     10/15/27        5,769,388
                                                                                                         -------------
                                                                                                            11,400,013
                                                                                                         -------------
               TELECOMMUNICATIONS - 1.8%
    3,000,000  En Germany Holdings B.V. (EUR) .................................   10.75%     11/15/15        4,622,475
    5,250,000  Intelsat Luxembourg S.A. (USD) (b) .............................   11.25%     02/04/17        5,755,313
    2,200,000  Intelsat Luxembourg S.A. (USD) .................................   11.50%     02/04/17        2,420,000
                                                                                                         -------------
                                                                                                            12,797,788
                                                                                                         -------------
               UTILITY - 0.8%..................................................
    5,000,000  Intergen N.V. (USD) (d) ........................................    9.00%     06/30/17        5,450,000
                                                                                                         -------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES...............................................      135,919,896
               (Cost $127,663,486)                                                                       -------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)

  PRINCIPAL                                                                                   STATED
    VALUE                                DESCRIPTION                             RATE (g)  MATURITY (h)     VALUES
-------------  ----------------------------------------------------------------  --------  ------------  -------------

SENIOR FLOATING-RATE LOAN INTERESTS - 4.0%

               AUTOMOTIVE - 2.0%
$   7,456,835  Allison Transmission, Inc.......................................    2.99%     08/07/14    $   7,434,464
    7,262,468  Federal Mogul Corp Term Loan B .................................    2.18%     12/27/14        7,072,961
                                                                                                         -------------
                                                                                                            14,507,425
                                                                                                         -------------
               ENERGY - 0.9%
    6,000,000  Meg Energy Term Loan ...........................................    4.00%     03/18/18        6,049,998
                                                                                                         -------------
               REAL ESTATE - 0.5%
    3,373,206  Realogy Initial Term Loan B                                         4.56%     10/10/16        3,226,329
      570,688  Realogy Synthetic Letter of Credit                                  4.51%     10/10/16          545,839
                                                                                                         -------------
                                                                                                             3,772,168
                                                                                                         -------------
               SERVICES - 0.6%
    4,930,556  US Airways Term Loan (PP) ......................................    2.71%     03/23/14        4,523,785
                                                                                                         -------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS.............................................       28,853,376
               (Cost $28,320,412)                                                                        -------------


  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   ------     --------    -------------

ASSET-BACKED SECURITIES - 2.9%
    4,869,974  Ace Securities Corp.
                     Series 2007-HE2, Class A2A (f) ...........................    0.33%     12/25/36        3,291,011
    3,861,322  Carrington Mortgage Loan Trust
                     Series 2006-NC4, Class A5 ................................    0.27%     10/25/36        3,094,853
    3,464,789  HSI Asset Securitization Corp. Trust
                     Series 2007-NC1, Class A1 (f).............................    0.31%     04/25/37        2,996,807
    3,965,240  Keycorp Student Loan Trust
                     Series 2000-A, Class A2 (f)...............................    0.63%     05/25/29        3,588,663
    2,278,840  Morgan Stanley ABS Capital I (f)................................    0.31%     09/25/36        1,994,272
   10,620,508  Securitized Asset Backed Receivables LLC Trust
                     Series 2006-FR4, Class A2A (f)............................    0.29%     08/25/36        4,067,575
    2,078,376  Soundview Home Equity Loan Trust (f)............................    0.32%     01/25/37        1,812,052
                                                                                                         -------------
               TOTAL ASSET-BACKED SECURITIES ........................................................       20,845,233
               (Cost $22,650,778)                                                                        -------------

MORTGAGE-BACKED SECURITIES - 0.9%

               COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
    3,306,209  Morgan Stanley Mortgage Loan Trust
                     Series 2007-6XS, Class 2A1S (f) ..........................    0.32%     02/25/47        2,908,001
    5,006,031  Wells Fargo Mortgage Backed Securities Trust
                     Series 2006-AR7, Class 2A4 (f) ...........................    3.33%     05/25/36        4,029,993
                                                                                                         -------------
               TOTAL MORTGAGE-BACKED SECURITIES .....................................................        6,937,994
               (Cost $7,281,833)                                                                         -------------


Page 10                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)


   SHARES                                           DESCRIPTION                                              VALUE
-------------  --------------------------------------------------------------------------------------    -------------

COMMON STOCKS - 1.5%

               AUTOMOTIVE - 1.0%
      263,000  Ford Motor Co.........................................................................    $   4,068,610
       94,889  General Motors Co.....................................................................        3,044,988
                                                                                                         -------------
                                                                                                             7,113,598
                                                                                                         -------------

               BANKING - 0.5%
    757,000    Citigroup, Inc. ......................................................................        3,474,630
                                                                                                         -------------
               TOTAL COMMON STOCKS ..................................................................       10,588,228
               (Cost $11,748,268)                                                                        -------------

WARRANTS - 0.4%

               AUTOMOTIVE - 0.4%
       74,081  General Motors Co. (i) ...............................................................        1,318,642
       74,081  General Motors Co. (i)................................................................        1,716,457
                                                                                                         -------------
               TOTAL WARRANTS........................................................................        3,035,099
               (Cost $3,954,825)                                                                         -------------

SHORT-TERM INVESTMENTS - 0.9%
  6,249,937    Dreyfus Government Cash Management ...................................................        6,249,937
                                                                                                         -------------
               TOTAL SHORT-TERM INVESTMENTS .........................................................        6,249,937
               (Cost $6,249,937)                                                                         -------------

               TOTAL INVESTMENTS - 124.9% ...........................................................      905,993,394
               (Cost $871,747,428) (j)

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   ------     --------    -------------

U.S. GOVERNMENT BONDS SOLD SHORT - (25.3%)

$ (93,500,000) United States Treasury Note Bond ...............................    1.25%     09/30/15      (91,651,973)
  (97,000,000) United States Treasury Note Bond ...............................    2.63%     08/15/20      (92,248,552)
                                                                                                         -------------
               TOTAL U.S. GOVERNMENT BONDS SOLD SHORT ...............................................     (183,900,525)
               (Cost $(184,443,809))                                                                     -------------

CORPORATE BONDS SOLD SHORT - (1.6%)

               BANKING - (1.6%)
  (10,000,000) Ally Financial, Inc.............................................    8.00%     11/01/31      (11,325,000)
                                                                                                         -------------
               TOTAL CORPORATE BONDS SOLD SHORT......................................................      (11,325,000)
               (Cost $(11,350,000))                                                                      -------------

               TOTAL INVESTMENTS SOLD SHORT - (26.9%) ...............................................     (195,225,525)
               (Cost $(195,793,809))

               NET OTHER ASSETS AND LIABILITIES - 2.0% ..............................................       14,582,670
                                                                                                         -------------
               NET ASSETS - 100.0% ..................................................................    $ 725,350,539
                                                                                                         =============

-------------------------------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security or a portion of this security is segregated as collateral for investments sold short.

(c) Represents non-transferable trust units established per General Motors Corp. reorganization to facilitate future distributions, if any, of General Motors stock and/or warrants for disputed unresolved claims. These units were received in exchange for the previously owned General Motors 8.375% Corporate Notes that were scheduled to mature on 7/15/33.


                       See Notes to Financial Statements                 Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)


(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2011, securities noted as such amounted to $244,522,177, or 33.71% of net assets.

(e) Fixed-to-floating rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2011. At a predetermined date, the fixed rate will change to a floating rate.

(f) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2011.


(g) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.

(h) Senior Loans generally are subject to mandatory and/or optional prepayment. Prepayments of Senior Loans may occur because of the mandatory prepayment conditions and because there may be significant economic incentives for a borrower to optionally prepay. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown. Senior Loans generally have maturities that range from five to eight years; however, the Fund estimates that refinancing and prepayments result in an average maturity of the Senior Loans held in its portfolio to be approximately 18-30 months.

(i)   Non-income producing security.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $40,722,975 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,477,009.

N/A   Not Applicable.

Currency Abbreviations:
      EUR   Euro Dollar
      GBP   British Pound Sterling
      USD   United States Dollar


Page 12                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                                  LEVEL 2          LEVEL 3
                                                 TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                               4/30/2011          PRICES           INPUTS           INPUTS
                                             --------------   --------------   --------------   --------------
Corporate Bonds and Notes* ...............   $  693,563,631   $           --   $  693,563,631   $           --
Foreign Corporate Bonds and Notes* .......      135,919,896               --      135,919,896               --
Senior Floating-Rate Loan Interests* .....       28,853,376               --       28,853,376               --
Asset-Backed Securities ..................       20,845,233               --       20,845,233               --
Mortgage-Backed Securities ...............        6,937,994               --        6,937,994               --
Common Stocks* ...........................       10,588,228       10,588,228               --               --
Warrants* ................................        3,035,099        3,035,099               --               --
Short-Term Investments....................        6,249,937        6,249,937               --               --
                                             --------------   --------------   --------------   --------------
Total Investments.........................   $  905,993,394   $   19,873,264   $  886,120,130   $           --
                                             ==============   ==============   ==============   ==============

                               LIABILITIES TABLE

                                                                                  LEVEL 2          LEVEL 3
                                                 TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                               4/30/2011          PRICES           INPUTS           INPUTS
                                             --------------   --------------   --------------   --------------

U.S. Government Bonds Sold Short..........   $ (183,900,525)  $           --   $ (183,900,525)  $           --
Corporate Bonds Sold Short*...............      (11,325,000)              --      (11,325,000)              --
Forward Foreign Currency Contracts**             (2,823,251)              --       (2,823,251)              --
                                             --------------   --------------   --------------   --------------
Total ....................................   $ (198,048,776)  $           --   $ (198,048,776)  $           --
                                             ==============   ==============   ==============   ==============


*See the Portfolio of Investments for industry breakout.
**See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


                       See Notes to Financial Statements                 Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
APRIL 30, 2011 (UNAUDITED)

                                       FORWARD FOREIGN CURRENCY CONTRACTS
                                 ----------------------------------------------
                                                                   PURCHASE           SALE          UNREALIZED
SETTLEMENT                      AMOUNT            AMOUNT         VALUE AS OF       VALUE AS OF     APPRECIATION/
   DATE      COUNTERPARTY    PURCHASED (A)       SOLD (A)       APRIL 30, 2011   APRIL 30, 2011   (DEPRECIATION)
----------   ------------   ---------------   ---------------   --------------   --------------   ---------------
05/26/11        JPM         USD  62,955,490   EUR  43,510,000   $   62,955,490   $   64,395,560   $   (1,440,070)
05/26/11        JPM         USD  51,981,278   GBP  31,960,000       51,981,278       53,364,459       (1,383,181)
                                                                                                  ---------------
Net Unrealized Appreciation (Depreciation) ....................................................   $    (2,823,251)
                                                                                                  ===============

(a)   Please see page 12 for currency descriptions.

Counterparty Abbreviations:
      JPM      JPMorgan Chase


Page 14                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2011 (UNAUDITED)

ASSETS:
Investments, at value
    (Cost $871,747,428) ......................................................................    $   905,993,394
Cash..........................................................................................             19,706
Foreign currency (Cost $1,439,234)............................................................          1,497,243
Prepaid expenses..............................................................................             13,590
Interest receivable ..........................................................................         18,296,038
                                                                                                  ---------------
        Total Assets .........................................................................        925,819,971
                                                                                                  ---------------

LIABILITIES:
Investments sold short, at value (proceeds $195,793,809)......................................        195,225,525
Unrealized depreciation on forward foreign currency contracts.................................          2,823,251
Payables:
      Interest on investments sold short......................................................          1,026,530
      Investment advisory fees ...............................................................            593,523
      Investment securities purchased.........................................................            433,836
      Offering costs .........................................................................            213,650
      Administrative fees.....................................................................             47,739
      Legal fees..............................................................................             37,801
      Audit and tax fees......................................................................             31,922
      Custodian fees..........................................................................             27,717
      Transfer agent fees.....................................................................              3,560
      Trustees' fees and expenses..............................................................             3,300
Other liabilities.............................................................................              1,078
                                                                                                  ---------------
        Total Liabilities.....................................................................        200,469,432
                                                                                                  ---------------
NET ASSETS....................................................................................    $   725,350,539
                                                                                                  ===============
NET ASSETS CONSIST OF:
Paid-in capital...............................................................................    $   687,344,576
Par value.....................................................................................            360,561
Accumulated net investment income (loss)
3,653,631
Accumulated net realized gain (loss) on investments, forward foreign currency
     contracts, foreign currency transactions and investments sold short......................          1,733,806
Net unrealized appreciation (depreciation) on investments, forward foreign
     currency contracts, foreign currency translation and investment sold short ..............         32,257,965
                                                                                                  ---------------
NET ASSETS                                                                                        $   725,350,539
                                                                                                  ===============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..........................    $         20.12
                                                                                                  ===============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...         36,056,159
                                                                                                  ===============


                       See Notes to Financial Statements                 Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)


INVESTMENT INCOME:
Interest .....................................................................................    $    32,326,346
Dividends ....................................................................................            303,875
Other.........................................................................................            120,689
                                                                                                  ---------------
      Total investment income.................................................................         32,750,910
                                                                                                  ---------------

EXPENSES:
Investment advisory fees......................................................................          3,522,217
Interest expense on investments sold short....................................................          2,342,981
Short sale fees...............................................................................            342,646
Administrative fees...........................................................................            282,794
Printing fees.................................................................................             53,372
Legal fees ...................................................................................             37,305
Custodian fees................................................................................             36,407
Audit and tax fees ...........................................................................             27,373
Trustees' fees and expenses...................................................................             13,045
Transfer agent fees...........................................................................             10,895
Other.........................................................................................             66,993
                                                                                                  ---------------
      Total expenses..........................................................................          6,736,028
                                                                                                  ---------------
NET INVESTMENT INCOME (LOSS)..................................................................         26,014,882
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.............................................................................          3,516,549
      Forward foreign currency contracts......................................................         (3,600,567)
      Foreign currency transactions...........................................................             11,086
      Short sales ............................................................................          1,806,738
                                                                                                  ---------------
Net realized gain (loss)                                                                                1,733,806
                                                                                                  ---------------
Net change in unrealized appreciation (depreciation) on:
      Investments.............................................................................         19,025,291
      Forward foreign currency contracts......................................................        (2,861,269)
      Foreign currency translation............................................................            200,268
      Short positions.........................................................................            663,432
                                                                                                  ---------------
Net change in unrealized appreciation (depreciation)..........................................         17,027,722
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................................         18,761,528
                                                                                                  ---------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS..............................    $    44,776,410
                                                                                                  ===============

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 SIX MONTHS
                                                                                    ENDED             PERIOD
                                                                                  4/30/2011            ENDED
                                                                                 (UNAUDITED)      10/31/2010 (a)
                                                                               ---------------    ---------------
OPERATIONS:
Net investment income (loss)...............................................    $    26,014,882    $     2,877,542
Net realized gain (loss)...................................................          1,733,806         (1,171,307)
Net change in unrealized appreciation (depreciation).......................         17,027,722         15,230,243
                                                                               ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ...........         44,776,410         16,936,478
                                                                               ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................................................        (24,067,486)                --
Net realized gain .........................................................                 --                 --
Return of capital .........................................................                 --                 --
                                                                               ---------------    ---------------
Total distributions to shareholders........................................        (24,067,486)                --
                                                                               ---------------    ---------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold (b) ......................................         42,037,629        646,635,008
Proceeds from Common Shares reinvested.....................................                 --                 --
Offering costs ............................................................                 --           (967,500)
                                                                               ---------------    ---------------
Net increase (decrease) in net assets resulting from capital transactions..         42,037,629        645,667,508
                                                                               ---------------    ---------------
Total increase (decrease) in net assets....................................         62,746,553        662,603,986

NET ASSETS:
Beginning of period........................................................        662,603,986                 --
                                                                               ---------------    ---------------
End of period..............................................................    $   725,350,539    $   662,603,986
                                                                               ===============    ===============
Accumulated net investment income (loss) at end of period..................    $     3,653,631    $     1,706,235
                                                                               ===============    ===============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.......................................         33,855,236                 --
Common Shares sold (b).....................................................          2,200,923         33,855,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..                 --                 --
                                                                               ---------------    ---------------
Common Shares at end of period.............................................         36,056,159         33,855,236
                                                                               ===============    ===============

-----------------------------

(a) Initial seed date of August 20, 2010. The Fund commenced operations on September 27, 2010.

(b) Represents shares sold from the over allotment option of the initial public offering. The shares were sold on November 11, 2010, the trade date, at the initial offering price of $19.10, which differed from the closing common share price of $20.02 and the closing NAV per share of $19.77 on that date.


                       See Notes to Financial Statements                 Page 17

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations............    $    44,776,410
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities
    Purchases of investments...............................................       (401,789,503)
    Borrowed investments sold short........................................         90,340,591
    Sales, maturities and paydowns of investments..........................        270,741,507
    Net amortization/accretion of premiums/discounts on investments........            (78,575)
    Net realized gain/loss on investments..................................         (3,516,549)
    Net change in unrealized appreciation/depreciation on forward
      foreign currency contracts                                                     2,861,269
    Net change in unrealized appreciation/depreciation on securities
      sold short                                                                      (663,432)
    Net change in unrealized appreciation/depreciation on investments              (19,025,291)
CHANGES IN ASSETS AND LIABILITIES:
    Increase in interest receivable........................................         (2,926,934)
    Decrease in dividends receivable.......................................              8,251
    Increase in prepaid expenses...........................................            (10,571)
    Increase in interest payable on investments sold short.................            889,300
    Increase in investment advisory fees payable...........................             49,731
    Decrease in audit and tax fees payable.................................             (6,278)
    Increase in legal fees payable.........................................             15,301
    Decrease in printing fees payable......................................            (35,000)
    Increase in administrative fees payable................................              3,557
    Decrease in custodian fees payable.....................................             (2,283)
    Increase in transfer agent fees payable................................                893
    Decrease in Trustees' fees and expenses payable........................             (6,628)
    Decrease in other liabilities..........................................             (1,466)
                                                                               ---------------
CASH USED BY OPERATING ACTIVITIES..........................................                       $   (18,375,700)
                                                                                                  ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds of Common Shares sold.........................................         42,037,629
    Distributions to Common Shareholders from net investment income........        (24,067,486)
    Offering Costs.........................................................           (486,927)
                                                                               ---------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES................................                            17,483,216
                                                                                                  ---------------
Decrease in cash...........................................................                              (892,484)
Cash at beginning of period ...............................................                             2,409,433
                                                                                                  ---------------
CASH AT END OF PERIOD .....................................................                       $     1,516,949
                                                                                                  ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest...................................                       $     1,453,681
                                                                                                  ===============


Page 18                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 SIX MONTHS
                                                                                    ENDED               PERIOD
                                                                                  4/30/2011              ENDED
                                                                                 (UNAUDITED)        10/31/2010 (a)
                                                                               ---------------      ---------------
Net asset value, beginning of period ......................................    $         19.57      $         19.10 (b)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............................................               0.72                 0.08
Net realized and unrealized gain (loss) ...................................               0.50                 0.42
                                                                               ---------------      ---------------
Total from investment operations ..........................................               1.22                 0.50
                                                                               ---------------      ---------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .....................................................              (0.67)                  --
Net realized gain .........................................................                 --                   --
Return of capital .........................................................                 --                   --
                                                                               ---------------      ---------------
Total from distributions ..................................................              (0.67)                  --
                                                                               ---------------      ---------------
Common Shares offering costs charged to
    paid-in capital........................................................                 --                (0.03)
                                                                               ---------------      ---------------
Net asset value, end of period ............................................    $         20.12      $         19.57
                                                                               ===============      ===============
Market value, end of period ...............................................    $         19.14      $         20.01
                                                                               ===============      ===============
TOTAL RETURN BASED ON NET ASSET VALUE (c) .................................               6.49%                2.46%
                                                                               ===============      ===============
TOTAL RETURN BASED ON MARKET VALUE (c) ....................................              (0.93)%               0.05%
                                                                               ===============      ===============

----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................................    $       725,351      $       662,604
Ratio of total expenses to average net assets .............................               1.91% (d)            1.46% (d)
Ratio of total expenses to average net assets
   excluding interest expense .............................................               1.25% (d)            1.33% (d)
Ratio of net investment income (loss) to average
   net assets .............................................................               7.39% (d)            4.98% (d)
Portfolio turnover rate ...................................................                  9%                   0%
----------------------------------------------------------------------------------------------------

(a) Initial seed date of August 20, 2010. The Fund commenced operations on September 27, 2010.

(b)   Net of sales load of $0.90 per share on initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.


                       See Notes to Financial Statements                 Page 19

NOTES TO FINANCIAL STATEMENTS

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)


                              1. FUND DESCRIPTION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)  benchmark yields;

      2)  reported trades;

      3)  broker/dealer quotes;

      4)  issuer spreads;

      5)  benchmark securities;

      6)  bids and offers; and

      7)  reference data including market research publications.

A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)

The loan assignments, participations and commitments ("Senior Loans") held in the fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
          o   Quoted prices for similar securities in active markets.
          o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
          o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
          o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain
(loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the six months ended April 30, 2011, the open and close notional values of forward foreign currency contracts were $1,200,715,196 and $(1,175,105,220), respectively.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. SHORT SALES:

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary difference, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2010 was as follows:

Distributions paid from:

Ordinary income.......................................   $         --
Capital gain..........................................             --
Return of capital.....................................             --

As of October 31, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.........................   $  1,826,489
Undistributed capital gains...........................             --
                                                         ------------
Total undistributed earnings..........................      1,826,489
Accumulated capital and other losses..................             --
Net unrealized appreciation (depreciation)............     15,109,989
                                                         ------------
Total accumulated earnings (losses)...................     16,936,478
Other.................................................             --
Paid-in capital.......................................    645,667,508
                                                         ------------
Net assets............................................   $662,603,986
                                                         ============

G. INCOME AND OTHER TAXES:
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Fund had no capital loss carryforward for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ending 2010 remains open to federal and state audit. As of April 30, 2011, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact the Act will have on future financial statement disclosures, if any.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)

I. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses of the Fund. The Fund's Common Share offering costs of $967,500 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2010.

J. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended April 30, 2011 were $199,192,927 and $86,712,390, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)

market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events:

On May 23, 2011, the Fund declared a dividend of $0.1335 per share to Common Shareholders of record on June 3, 2011, payable June 15, 2011.

On June 20, 2011, the Fund declared a dividend of $0.1335 per share to Common Shareholders of record on July 6, 2011, payable July 15, 2011.

ADDITIONAL INFORMATION

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           APRIL 30, 2011 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust High Income Long/Short Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 33,277,112, the number of voters against was 617,448, and the number of abstentions was 2,161,599. James A. Bowen, Neil B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
MacKay Shields LLC
9 West 57th Street
New York, NY 10019

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                      First Trust High Income Long/Short Fund

By (Signature and Title)*         /s/ James A. Bowen
                                  --------------------------------------------
                                  James A. Bowen, Chairman of the Board,
                                  President and Chief Executive Officer
                                  (principal executive officer)

Date  June 20, 2011



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ James A. Bowen
                                  --------------------------------------------
                                  James A. Bowen, Chairman of the Board,
                                  President and Chief Executive Officer
                                  (principal executive officer)

Date  June 20, 2011


By (Signature and Title)*         /s/ Mark R. Bradley
                                  --------------------------------------------
                                  Mark R. Bradley, Treasurer, Chief Financial
                                  Officer and Chief Accounting Officer
                                  (principal financial officer)

Date  June 20, 2011

* Print the name and title of each signing officer under his or her signature.